INVENTORIES	12 Months Ended
Dec. 31, 2022
Inventories [Abstract]
INVENTORIES	INVENTORIES
ACCOUNTING POLICY
We measure inventories, including wireless devices and merchandise for resale, at the lower of cost (determined on a weighted average cost basis for wireless devices and accessories and a first-in, first-out basis for other finished goods and merchandise) and net realizable value. We reverse a previous writedown to net realizable value, not to exceed the original recognized cost, if the inventories later increase in value.

INVENTORIES BY TYPE

	As at December 31
(In millions of dollars)	2022	2021

Wireless devices and accessories	357	436
Other finished goods and merchandise	81	99

Total inventories	438	535
Cost of equipment sales and merchandise for resale includes $2,376 million of inventory costs for 2022 (2021 - $2,432 million).